CONSOLIDATED FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
June 30, 2005

              Financial Guaranty Insurance Company and Subsidiaries


                        Consolidated Financial Statements


                                  June 30, 2005




                                    CONTENTS

Consolidated Balance Sheets at June 30, 2005 (Unaudited) and
December 31, 2004...............................................................
Consolidated Statements of Income for the Three Months and Six Months
Ended June 30, 2005 and 2004 (Unaudited)........................................
Consolidated Statements of Cash Flows for the Six Months Ended
June 30, 2005 and 2004 (Unaudited)..............................................
Notes to Consolidated Financial Statements (Unaudited)..........................

              Financial Guaranty Insurance Company and Subsidiaries

                           Consolidated Balance Sheets

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                       JUNE 30,        DECEMBER 31,
                                                                                         2005              2004
                                                                                    ---------------- -----------------
                                                                                      (UNAUDITED)
ASSETS
Fixed maturity securities, available for sale, at fair value (amortized cost of       $   3,063,382    $   2,938,856
   $3,030,132 in 2005 and $2,921,320 in 2004)
Short-term investments, at cost, which approximates fair value                              208,143          140,473
                                                                                    ---------------- -----------------
Total investments                                                                         3,271,525        3,079,329

Cash and cash equivalents                                                                    63,438           69,292
Accrued investment income                                                                    38,051           36,580
Receivable for securities sold                                                               34,265                -
Reinsurance recoverable on losses                                                             2,613            3,054
Prepaid reinsurance premiums                                                                117,538          109,292
Deferred policy acquisition costs                                                            47,461           33,835
Receivable from related parties                                                                  95              802
Property and equipment, net of accumulated depreciation of $459 in 2005                       2,536            2,408
   and $164 in 2004
Prepaid expenses and other assets                                                            10,860            7,826
                                                                                    ---------------- -----------------
Total assets                                                                          $   3,588,382    $   3,342,418
                                                                                    ================ =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Unearned premiums                                                                  $   1,132,949    $   1,043,334
   Losses and loss adjustment expenses                                                       32,451           39,181
   Ceded reinsurance payable                                                                 10,685            3,826
   Accounts payable and accrued expenses                                                     19,884           22,874
   Payable for securities purchased                                                          17,164            5,715
   Obligations under capital lease                                                            4,928            6,446
   Current federal income taxes payable                                                      13,510            4,401
   Deferred federal income taxes payable                                                     50,607           38,765
                                                                                    ---------------- -----------------
Total liabilities                                                                         1,282,178        1,164,542
                                                                                    ---------------- -----------------

Stockholders' equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,                       15,000           15,000
     issued and outstanding
   Additional paid-in capital                                                             1,890,821        1,882,772
   Accumulated other comprehensive income, net of tax                                        22,466           15,485
   Retained earnings                                                                        377,917          264,619
                                                                                    ---------------- -----------------
Total stockholders' equity                                                                2,306,204        2,177,876
                                                                                    ---------------- -----------------
Total liabilities and stockholders' equity                                            $   3,588,382    $   3,342,418
                                                                                    ================ =================

SEE ACCOMPANYING NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS.

              Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Statements of Income
                                   (Unaudited)

                             (DOLLARS IN THOUSANDS)

                                                                  THREE MONTHS ENDED          SIX MONTHS ENDED
                                                                       JUNE 30                     JUNE 30
                                                                  2005          2004          2005         2004
                                                              ------------- ------------- ------------- ------------
Revenues:
   Gross premiums written                                       $ 131,335     $ 106,457     $ 215,739     $ 162,851
   Ceded premiums written                                         (18,030)         (812)      (19,825)       (3,559)
                                                              ------------- ------------- ------------- ------------
   Net premiums written                                           113,305       105,645       195,914       159,292
   Increase in net unearned premiums                              (51,398)      (52,494)      (81,374)      (74,939)
                                                              ------------- ------------- ------------- ------------
   Net premiums earned                                             61,907        53,151       114,540        84,353

   Net investment income                                           28,389        23,360        55,829        46,031
   Net realized (losses) gains                                          -          (749)          118           778
   Other income                                                        90           240           516           557
                                                              ------------- ------------- ------------- ------------
Total revenues                                                     90,386        76,002       171,003       131,719
                                                              ------------- ------------- ------------- ------------

Expenses:
   Losses and loss adjustment expenses                             (3,066)       (1,070)       (5,677)         (406)
   Underwriting expenses                                           17,179        20,679        37,644        34,353
   Policy acquisition costs deferred                               (6,956)       (8,630)      (17,627)      (16,311)
   Amortization of deferred policy acquisition costs                1,852           184         4,001           342
                                                              ------------- ------------- ------------- ------------
Total expenses                                                      9,009        11,163        18,341        17,978
                                                              ------------- ------------- ------------- ------------

Income before income taxes                                         81,377        64,839       152,662       113,741
Income tax expense                                                 21,385        16,446        39,364        27,043
                                                              ------------- ------------- ------------- ------------
Net income                                                      $  59,992     $  48,393     $ 113,298     $  86,698
                                                              ============= ============= ============= ============

SEE ACCOMPANYING NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS.

              Financial Guaranty Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                             (DOLLARS IN THOUSANDS)

                                                                                           SIX MONTHS ENDED
                                                                                               JUNE 30,
                                                                                        2005              2004
                                                                                  ----------------- -----------------
    OPERATING ACTIVITIES
    Net income                                                                      $     113,298     $      86,698
    Adjustments to reconcile net income to net cash provided by operating activities:
         Amortization of deferred policy acquisition costs                                  4,001               342
         Policy acquisition costs deferred                                                (17,627)          (16,311)
         Depreciation of property and equipment                                               295                12
         Amortization of fixed maturity securities                                         14,480            16,506
         Net realized gains on investments                                                   (118)             (778)
         Accrued investment income, prepaid expenses and other                             (4,505)             (625)
           assets
         Current federal income tax receivable                                                  -               126
         Reinsurance recoverable on losses                                                    441             2,131
         Other reinsurance receivables                                                          -             5,295
         Prepaid reinsurance premiums                                                      (8,246)            5,470
         Unearned premiums                                                                 89,615            69,470
         Losses and loss adjustment expenses                                               (6,730)           (3,120)
         Ceded reinsurance payable, accounts payable and accrued                            3,869               175
           expenses
         Receivable from related parties                                                      707             9,669
         Current federal income taxes payable                                               9,109             7,758
         Deferred federal income taxes payable                                              7,810             6,823
                                                                                  ----------------- -----------------
    Net cash provided by operating activities                                             206,399           189,641
                                                                                  ----------------- -----------------

    INVESTING ACTIVITIES
    Sales and maturities of fixed maturity securities                                     157,125           161,637
    Purchases of fixed maturity securities                                               (286,518)         (246,106)
    Purchases, sales and maturities of short-term investments, net                        (67,670)          (79,794)
    Receivable for securities sold                                                        (34,265)              170
    Payable for securities purchased                                                       11,449            11,006
    Purchases of fixed assets                                                                (423)                -
                                                                                  ----------------- -----------------
    Net cash used in investing activities                                                (220,302)         (153,087)
                                                                                  ----------------- -----------------

    FINANCING ACTIVITIES
    Capital contribution                                                                    8,049                 -
                                                                                  ----------------- -----------------
    Net cash provided by financing activities                                               8,049                 -
                                                                                  ----------------- -----------------

    Net (decrease) increase in cash and cash equivalents                                   (5,854)           36,554
    Cash and cash equivalents at beginning of period                                       69,292            78,645
                                                                                  ----------------- -----------------
    Cash and cash equivalents at end of period                                      $      63,438     $     115,199
                                                                                  ================= =================

SEE ACCOMPANYING NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                                   (Unaudited)

                             (DOLLARS IN THOUSANDS)

1.       BUSINESS AND ORGANIZATION

Financial Guaranty Insurance Company (the "Company") is a wholly-owned subsidiary of FGIC Corporation (the "Parent"). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc. The Company is licensed to engage in writing financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands and, through a branch, in the United Kingdom. In addition, a United Kingdom subsidiary is authorized to write financial guaranty insurance in the United Kingdom and has passport rights to write business in other European Union member countries. The Company and Parent have recently formed subsidiaries to facilitate geographic and business expansion. As used in these notes, the term "Company" refers to Financial Guaranty Insurance Company and/or its subsidiaries.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of the Blackstone Group L.P. ("Blackstone"), affiliates of the Cypress Group L.L.C. ("Cypress") and affiliates of CIVC Partners L.P. ("CIVC"), collectively the "Investor Group," completed the acquisition of the Parent from a subsidiary of General Electric Capital Corporation ("GE Capital") in a transaction valued at approximately $2,200,000 (the "Transaction"). At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. On January 12, 2004, the Parent issued $250,000 of senior notes due on January 15, 2034. The notes pay interest on January 15 and July 15 of each year at a rate of 6%. The proceeds were used to repay the outstanding bridge loan, plus accrued and unpaid interest under the bridge loan facility, and the remaining proceeds were retained at the Parent to pay interest due on the notes. As part of the Transaction, Banc of America Securities, LLC ("BOA") received warrants to purchase Parent common stock. Under the agreement, BOA can subscribe for and purchase up to approximately 11,451 shares at an exercise price of six hundred dollars per share. The warrants are exercisable in whole or in part prior to December 18, 2013. As of June 30, 2005, no warrants had been exercised. In addition, the Parent paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Parent Convertible Preferred Stock with an aggregate liquidation preference of $234,600, and approximately 5% of the Parent's common stock. PMI is the largest stockholder of the Parent, owning approximately 42% of its common stock at June 30, 2005 and December 31, 2004. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of the Parent's common stock, respectively, at June 30, 2005 and December 31, 2004.

2.       BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances have been eliminated.

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the six-month period ended June 30, 2005 are not necessarily indicative of results that may be expected for the full year ending December 31, 2005. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2004, including the accompanying notes.

Certain 2004 amounts have been reclassified to conform to the 2005 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

3.       REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Securities and Exchange Commission ("SEC") staff has recently reviewed the accounting practices of publicly held financial guaranty industry companies with respect to loss reserves, and the Financial Accounting Standards Board ("FASB") staff is considering whether additional accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty industry. When the FASB or the SEC reaches a conclusion on this issue, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and deferred acquisition costs. The FASB review is in its early stages and it is not possible to predict the impact, if any, that this review, or one by the SEC, may have on the Company's accounting practices.

4.       PREMIUM REFUNDINGS

When an obligation insured by the Company is refunded prior to the end of the expected policy coverage period, any remaining unearned premium is recognized at that time. A refunding occurs when an insured obligation is paid or fully defeased prior to the stated maturity. Premiums earned include $35,956 and $20,695 for the six months ended June 30, 2005 and 2004, respectively, and $20,417, and $18,695 for the three months ended June 30, 2005 and 2004, respectively, related to the accelerated recognition of unearned premiums in connection with refundings.

5.       LOSS RESERVES AND LOSS ADJUSTMENT EXPENSES

Loss reserve and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing surveillance. The Company's ongoing insured portfolio surveillance is designed to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates. At June 30, 2005, the Company had case reserves of $14,152, credit watchlist reserves of $17,288 and a loss adjustment expense reserve of $1,011. At December 31, 2004, the Company had case reserves of $14,686, credit watchlist reserves of $23,484 and a loss adjustment expense reserve of $1,011.

6.       INCOME TAXES

The Company has a tax sharing agreement with the Parent, which files a consolidated Federal income tax return.

The Company's effective federal corporate tax rate (25.5% and 22.8% for the six months ended June 30, 2005 and 2004, respectively, and 26.0% and 24.5% for the three months ended June 30, 2005 and 2004, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

7.       REINSURANCE

Net premiums earned are shown net of ceded premiums earned of $11,638 and $9,029 for the six months ended June 30, 2005 and 2004, respectively, and $5,465 and $6,372 for the three months ended June 30, 2005 and 2004, respectively.

8.       COMPREHENSIVE INCOME

Accumulated other comprehensive income of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments.

The components of total comprehensive income (loss) for the three-month and six-month periods ended June 30, 2005 and 2004 are as follows:

                                                   SIX MONTHS ENDED
                                                       JUNE 30,
                                              2005                2004
                                        ---------------------------------------
Net income                                $       113,298    $         86,698
Other comprehensive income (loss)                   6,981             (47,592)
                                        ---------------------------------------
Total comprehensive income                $       120,279    $         39,106
                                        =======================================


                                                  THREE MONTHS ENDED
                                                       JUNE 30,
                                              2005                2004
                                        ---------------------------------------
Net income                                $       59,992     $          48,393
Other comprehensive income (loss)                 39,203               (60,272)
                                        ---------------------------------------
Total comprehensive income                $       99,195     $         (11,879)5
                                        =======================================

The components of other comprehensive income (loss) for the three-month and six-month periods ended June 30, 2005 and 2004 are as follows:

                                                             SIX MONTHS ENDED JUNE 30, 2005
                                                         ----------------------------------------
                                                           BEFORE         TAX          NET OF
                                                             TAX                        TAX
                                                           AMOUNT                      AMOUNT
                                                         ----------------------------------------
Unrealized holding gains arising during the period         $15,832      $ (5,540)     $ 10,292
Less reclassification adjustment for gains realized          (118)            41           (77)
in net income
                                                         ----------------------------------------
Unrealized gains on investments                            15,714         (5,499)       10,215
Foreign currency translation adjustment                    (4,974)         1,740        (3,234)
                                                         ----------------------------------------
Total other comprehensive income                           $10,740      $ (3,759)     $  6,981
                                                         ========================================

                                                                THREE MONTHS ENDED JUNE 30, 2005
                                                           -------------------------------------------
                                                              BEFORE           TAX          NET OF
                                                                TAX                          TAX
                                                              AMOUNT                        AMOUNT
                                                           -------------------------------------------
Unrealized holding gains arising during the period           $  64,368      $  (22,528)    $   41,840
Less reclassification adjustment for gains realized                  -               -              -
  in net income
                                                           -------------------------------------------
Unrealized gains on investments                                 64,368         (22,528)        41,840
Foreign currency translation adjustment                         (4,056)          1,419         (2,637)
                                                           -------------------------------------------
Total other comprehensive income                             $  60,312      $  (21,109)    $   39,203
                                                           ===========================================

                                                                 SIX MONTHS ENDED JUNE 30, 2004
                                                           -------------------------------------------
                                                              BEFORE           TAX          NET OF
                                                                TAX                          TAX
                                                              AMOUNT                        AMOUNT

                                                           -------------------------------------------
Unrealized holding losses arising during the period          $ (74,105)     $   25,937     $  (48,168)
Less reclassification adjustment for gains realized               (778)            272           (506)
  in net income
                                                           -------------------------------------------
Unrealized losses on investments                               (74,883)         26,209        (48,674)
Foreign currency translation adjustment                          1,665            (583)         1,082
                                                           -------------------------------------------
Total other comprehensive loss                               $ (73,218)     $   25,626     $  (47,592)
                                                           ===========================================

                                                                THREE MONTHS ENDED JUNE 30, 2004
                                                           -------------------------------------------
                                                              BEFORE           TAX          NET OF
                                                                TAX                          TAX
                                                              AMOUNT                        AMOUNT
                                                           -------------------------------------------
Unrealized holding losses arising during the period          $ (92,626)     $   32,419     $  (60,207)
Less reclassification adjustment for losses realized               749            (262)           487
  in net income
                                                           -------------------------------------------
Unrealized losses on investments                               (91,877)         32,157        (59,720)
Foreign currency translation adjustment                           (849)            297           (552)
                                                           -------------------------------------------
Total other comprehensive loss                               $ (92,726)     $   32,454     $  (60,272)
                                                           ===========================================

9.       VARIABLE INTEREST ENTITIES

In January 2003, the FASB issued Financial Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity. Management has evaluated the structured finance transactions insured by the Company and does not believe any such transactions require consolidation or disclosure under FIN 46.

During 2004, the Company arranged the issuance of contingent preferred trust securities by a group of special purpose Trusts (see Note 10). These Trusts are considered variable interest entities under FIN 46. However, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts.

10.      PREFERRED TRUST SECURITIES

On July 19, 2004, the Company closed a new $300,000 facility, consisting of Money Market Committed Preferred Custodial Trust Securities ("CPS Securities"). This facility replaced a $300,000 "Soft Capital" facility previously provided by GE Capital. Each of six separate and newly organized Delaware trusts (the "Trusts") issues $50,000 in perpetual CPS Securities on a rolling, 28-day auction rate basis. Proceeds from these securities are invested in high quality, short-term securities and held in the respective Trusts. Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put agreement with the Company which obligates the Trusts at the Company's discretion, to purchase perpetual Preferred Stock of the Company. In this way, the program provides capital support to the Company by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options. During the six- month period ended June 30, 2005, the Company recorded expense of $968 for the right to put its shares to the Trusts. These Trusts are considered variable interest entities under FIN
46. However, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts.

11.      REVOLVING CREDIT FACILITY

The Parent, in conjunction with the Company, has a $200,000 senior unsecured revolving credit facility expiring on December 14, 2005. The facility is provided by a syndicate of banks and other financial institutions led by JPMorgan Chase, as administrative agent and sole lead arranger. During 2004, and for the six months ended June 30, 2005, no draws were made under the facility.